UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 4, 2011

Date of Earliest Event Reported: July 29, 2011

Calpian, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

$3 Million Subordinated Debt Offering-Second Closing

On July 29, 2011, Calpian, Inc., a Texas corporation (the “Company”), consummated the second closing (the “Second Closing”) under its up to $3 million secured subordinated debt offering (the “$3MM Offering”), the first closing of which $3MM Offering was previously disclosed by the Company in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 6, 2011. At the Second Closing, the Company entered into a subscription agreement (the “$3MM Subscription Agreement”) with Cagan Capital, LLC, an entity owned and controlled by Laird Q. Cagan, a director and significant shareholder of the Company, pursuant to which the Company sold and issued to Cagan Capital, LLC a total of $1,000,000 aggregate principal amount of the Company’s secured subordinated promissory notes (the “$3 MM Offering Notes”) and warrants (the “$3MM Offering Warrants,” and together with the $3MM Offering Notes, the “$3MM Offering Securities”) to purchase up to a total of 500,000 shares of Common Stock. The gross aggregate proceeds to the Company from the sale of the $3MM Offering Securities at the Second Closing was $1,000,000 the use of which is limited to the acquisition of residual portfolios, including those described below. The Company may sell up to an additional $1.0 million pursuant to this offering from time to time up to a maximum of $3.0 million aggregate principal amount of $3MM Offering Notes and $3MM Offering Warrants to acquire up to an additional 500,000 additional shares of Common Stock.

The consummation of the Second Closing satisfies the requirement under the Company’s $8.0 million senior secured credit facility announced by the Company in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 4, 2011, that the Company collect on a $1.0 million subordinated debt commitment prior to the Company making the initial draw under such secured credit facility.

The foregoing descriptions of the $3MM Subscription Agreement, the $3MM Offering Notes, and the $3MM Offering Warrants are qualified in their entirety by reference to the full texts thereof which are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to the Company’s Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on January 6, 2011, and incorporated herein by reference. The foregoing description of the credit facility is qualified in its entirety by reference to the full text thereof which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on May 4, 2011, and incorporated herein by reference.

Residual Purchase Agreement with Cooper & Schifrin, LLC

As previously disclosed by the Company in a Report on Form 8-K filed with the SEC on January 6, 2011, the Company entered into a Residual Purchase Agreement (the “Purchase Agreement”) with Cooper & Schifrin, LLC (“C&S”), dated December 31, 2010, as amended. Effective July 29, 2011, the Company and C&S modified certain terms of the Purchase Agreement in order to acquire additional merchant residuals (“Additional C&S Residuals”) that will generate additional monthly residual payments to the Company beginning in August 2011.

In exchange for the Additional C&S Residuals, the Company paid to C&S $280,000 in cash and issued to C&S 12,308 shares (the “C&S Shares”) of the Company’s Common Stock. The C&S Shares are subject to a two (2) year lock-up, and C&S covenants that, for a period of forty-two (42) months following the closing, certain portfolio performance metrics will be met. If the performance metrics are not met, the Company can reclaim a portion or all of the 12,308 C&S Shares.

Residual Purchase Agreement with First Alliance Payment Processing, Inc.

As previously disclosed by the Company in a Report on Form 8-K filed with the SEC on January 12, 2011, the Company entered into a Residual Purchase Agreement (the “Purchase Agreement”) with First Alliance Payment Processing, Inc. (“FAPP”), dated January 7, 2011, as amended. Effective August 1, 2011, the Company and FAPP modified certain terms of the Purchase Agreement in order to acquire additional merchant residuals (“Additional FAPP Residuals”) that will generate additional monthly residual payments to the Company beginning in August 2011. In addition, the parties extended the portfolio performance period from twenty-four (24) to thirty-six (36) months with respect to the residuals purchased from FAPP on January 7, 2011.

In exchange for the Additional FAPP Residuals and extension of the performance period, the Company paid to FAPP $140,000 in cash and issued to FAPP 10,000 shares (the “FAPP Shares”) of the Company’s Common Stock. The FAPP Shares are subject to a three (3) year lock-up, and FAPP covenants that, for a period of thirty-six (36) months following the closing, certain portfolio performance metrics will be met. If the performance metrics are not met, the Company can reclaim a portion or all of the 10,000 FAPP Shares.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant.

See the discussions under Item 1.01 above with respect to the Company’s issuance of $1.0 million of subordinated debt, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

$3 Million Subordinated Debt Offering-Second Closing

See the discussions under Item 1.01 above with respect to the Company’s issuance of $1.0 million of $3MM Offering Notes and $3MM Offering Warrants exercisable for up to 500,000 shares of Company Common Stock, which is incorporated herein by reference. The Company’s issuance of the $3MM Offering Notes and $3MM Offering Warrants and the Common Stock issuable upon conversion or exercise thereof was exempt from registration under the Securities Act of 1933 pursuant to exemptions from registration provided by Rule 506 of Regulation D and Sections 4(2) of the Securities Act of 1933, insofar as such securities were issued only to “accredited investors” within the meaning of Rule 501 of Regulation D. The recipient of these securities took such securities for investment purposes without a view to distribution. Furthermore, the recipient had access to information concerning the Company and its business prospects; there was no general solicitation or advertising for the purchase of the securities; and the securities are restricted pursuant to Rule 144.

The foregoing descriptions of the $3MM Subscription Agreement, the $3MM Offering Notes, and the $3MM Offering Warrants are qualified in their entirety by reference to the full texts thereof which are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to the Company’s Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on January 6, 2011, and incorporated herein by reference.

Residual Purchase Agreement with Cooper & Schifrin, LLC

As described in Item 1.01 of this Current Report on Form 8-K, the Company has issued 12,308 shares of Common Stock to C&S. No underwriters were involved in the transaction described above. All of the securities issued in the foregoing transaction were issued by the Company in reliance upon the exemption from registration available under Section 4(2) of the Securities Act, including Regulation D promulgated thereunder, in that the transaction involved the issuance and sale of the Company’s securities to a financially sophisticated entity that was aware of the Company’s activities and business and financial condition and took the securities for investment purposes and understood the ramifications of its actions. The Company did not engage in any form of general solicitation or general advertising in connection with the transaction. The purchaser also represented that it was an “accredited investor” as defined in Regulation D and that it was acquiring such securities for its own account and not for distribution. All certificates representing the securities issued will have a legend imprinted on them stating that the shares have not been registered under the Securities Act and cannot be transferred until properly registered under the Securities Act or an exemption applies. This exemption is based on certain representations, warrants, agreements, and covenants of C&S contained in a subscription agreement executed by C&S.

The information pertaining to the issuance of the Company’s Common Stock to C&S in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

Residual Purchase Agreement with First Alliance Payment Processing, Inc.

As described in Item 1.01 of this Current Report on Form 8-K, the Company has issued 10,000 shares of Common Stock to FAPP. No underwriters were involved in the transaction described above. All of the securities issued in the foregoing transaction were issued by the Company in reliance upon the exemption from registration available under Section 4(2) of the Securities Act, including Regulation D promulgated thereunder, in that the transaction involved the issuance and sale of the Company’s securities to a financially sophisticated entity that was aware of the Company’s activities and business and financial condition and took the securities for investment purposes and understood the ramifications of its actions. The Company did not engage in any form of general solicitation or general advertising in connection with the transaction. The purchaser also represented that it was an “accredited investor” as defined in Regulation D and that it was acquiring such securities for its own account and not for distribution. All certificates representing the securities issued will have a legend imprinted on them stating that the shares have not been registered under the Securities Act and cannot be transferred until properly registered under the Securities Act or an exemption applies. This exemption is based on certain representations, warrants, agreements, and covenants of FAPP contained in a subscription agreement executed by FAPP.

The information pertaining to the issuance of the Company’s Common Stock to FAPP in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: August 4, 2011	By:	/s/ David N. Pilotte
David N. Pilotte
Chief Financial Officer

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